UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 13, 2021

NexTier Oilfield Solutions Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37988	38-4016639
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

3990 Rogerdale Rd.
Houston,	Texas	77042
(Address of principal executive offices)		(Zip Code)
(713) 325-6000
(Registrant’s telephone number, including area code)

n/a
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock, $0.01, par value	NEX	New York Stock Exchange

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 13, 2021, NexTier Oilfield Solutions Inc. (the “Company”) and Kenneth Pucheu, the Company’s Executive Vice President and Chief Financial Officer, entered into a Second Amended and Restated Employment Agreement dated effective January 11, 2021. The amendments to Mr. Pucheu’s existing employment agreement included, among other things, (i) reflection of his previously approved title change to Executive Vice President and Chief Financial Officer; (ii) reflection of an increase in Mr. Pucheu’s base salary to $425,000 per year, subject to the continuing temporary 20% reduction (which also continues for other senior executives) that was put in place last May in response to uncertainties related to the impact of the COVID-19 virus and in connection with other expense reduction actions; (iii) increase in eligibility to receive an annual target short term incentive award of to up to 100% of Mr. Pucheu’s base salary; (iv) addition of a “Good Reason” resignation right consistent with such right in other executive officer agreements; (v) an increase in severance payments for termination without cause or resignation of Good Reason; and (vi) an increase in the restricted period for post-employment restricted covenants from one to two years.

The foregoing summary of the amendments to Mr. Pucheu’s employment agreement is qualified in its entirety by the provisions of his Second Amended and Restated Employment Agreement, which is incorporated by reference to Exhibit 10.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

The following exhibits are being provided as part of this report:

Exhibit Number	Description

10.1	Second Amended and Restated Employment Agreement, dated January 11, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 15, 2020	NEXTIER OILFIELD SOLUTIONS INC.

/s/ KEVIN MCDONALD
	Name:	Kevin McDonald
	Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Secretary